Exhibit 99.2

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE) (UNAUDITED)

	For the year ended December 31,
	2002	2001	2000
Net sales	$1,595,200	$1,591,600	$2,197,400

Operating costs and expenses:
Cost of sales	1,284,600	1,348,100	1,650,900
Depreciation, depletion and amortization	132,600	163,400	189,700
Selling and administrative	133,900	146,700	213,100
(Gain) loss on sale of and impairment of long-lived assets, net	(61,300)	37,200	56,700
Other operating credits and charges, net	29,500	57,800	13,900
Total operating costs and expenses	1,519,300	1,753,200	2,124,300

Income (loss) from operations	75,900	(161,600)	73,100

Non-operating income (expense):
Foreign currency exchange gains (losses)	(3,200)	2,400	(1,200)
Interest expense, net of capitalized interest	(95,800)	(93,100)	(81,000)
Interest income	32,800	33,300	37,900
Total non-operating income (expense)	(66,200)	(57,400)	(44,300)

Income (loss) from continuing operations before taxes, minority interest, and equity in earnings of unconsolidated affiliates	9,700	(219,000)	28,800
Provision (benefit) for income taxes	16,100	(85,100)	8,800
Minority interest in net income (loss) of consolidated subsidiaries	(2,800)	(5,100)	—
Equity in (earnings) losses of unconsolidated affiliates	(900)	—	7,100

Income (loss) from continuing operations before cumulative effect of change accounting principle	(2,700)	(128,800)	12,900

Discontinued operations
Income (loss) from discontinued operations	(90,600)	(70,100)	(43,600)
Income tax (benefit) provision	(35,100)	(27,300)	(16,900)
Income (loss) from discontinued operations	(55,500)	(42,800)	(26,700)

Income (loss) before cumulative effect of change in accounting principle	(58,200)	(171,600)	(13,800)

Cumulative effect of change in accounting principle, net of tax	(3,800)	—	—

Net income (loss)	(62,000)	(171,600)	(13,800)

Net income (loss) per share of common stock - basic and diluted:
Income (loss) from continuing operations	$(0.03)	$(1.23)	$0.13
Income (loss) from discontinued operations	(0.53)	(0.41)	(0.26)
Cumulative effect of change in accounting principle	(0.03)	—	—
Net income (loss) - per share - basic and diluted	$(0.59)	$(1.64)	$(0.13)

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE) (UNAUDITED)

SEGMENT REPORT:

	For the year ended December 31,
	2002	2001	2000
Net sales:
OSB	$727,300	$732,200	$938,100
Composite Wood Products	355,300	319,000	240,000
Plastic Building Products	152,000	131,000	128,900
Engineered Wood Products	263,000	237,500	323,500
Other	147,400	163,400	430,700
Pulp	1,300	48,000	151,500
Less Intersegment Sales	(51,100)	(39,500)	(15,300)
Net sales	$1,595,200	$1,591,600	$2,197,400

Operating profit (loss):
OSB	$61,100	$28,200	$228,900
Composite Wood Products	45,100	27,500	31,100
Plastic Building Products	5,000	(5,800)	(6,000)
Engineered Wood Products	5,200	(400)	(16,000)
Other	7,900	(300)	(9,200)
Pulp	(2,000)	(27,300)	12,800
Other operating charges and credits	(29,500)	(57,800)	(13,900)
Gain (loss) on sale or impairment of long lived assets	61,300	(37,200)	(56,700)
General corporate and other expenses, net	(81,400)	(86,100)	(99,100)
Interest income (expense), net	(63,000)	(59,800)	(43,100)
Income (loss) before taxes, minority interest and equity in earnings of unconsolidated subsidiary	$9,700	$(219,000)	$28,800

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE) (UNAUDITED)

OTHER INFORMATION:

	For the year ended December 31,
	2002	2001	2000

Depreciation, Amortization and Cost of Timber Harvested
OSB	$74,500	$95,800	$91,300
Composite Wood Products	16,000	20,200	19,000
Plastic Building Products	6,200	5,100	4,400
Engineered Wood Products	17,100	15,700	19,000
Other	8,100	12,700	35,800
Pulp	—	3,000	10,400
Non-segment related	10,700	10,900	9,800
	$132,600	$163,400	$189,700

Production Information
Oriented strand board, million square feet 3/8” basis	5,122	5,240	5396

Wood-based siding, million square feet 3/8” basis	786	733	651

Composite Decking, thousand lineal feet	21,991	8,082	9,313

Vinyl Siding, squares	2,419	2,246	1,986

Engineered I-Joist, million lineal feet	84	71	70

Laminated veneer lumber (LVL), thousand cubic feet	8,394	6,924	7008

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE) (UNAUDITED)

	First Quarter			Second Quarter			Third Quarter		Fourth Quarter
	2003	2002	2001	2003	2002	2001	2002	2001	2002	2001

Net sales	$413,100	$389,200	$378,100	$478,500	$432,300	$446,400	$415,300	$429,700	$358,400	$337,400
Operating costs and expenses:
Cost of sales	336,000	300,400	355,700	376,900	339,000	350,200	344,100	343,700	301,100	298,500
Depreciation, depletion and amortization	32,900	36,300	42,000	32,100	32,400	39,100	31,900	42,600	32,000	39,700
Selling and administrative	36,600	33,800	38,900	39,900	36,700	43,500	32,900	33,300	30,500	31,000
(Gain) loss on sale of and impairment of long-lived assets, net	(12,500)	1,600	11,200	(29,200)	(5,800)	200	(38,800)	(2,000)	(18,300)	27,800
Other operating credits and charges, net	—	(1,900)	6,400	25,400	1,500	9,900	2,600	8,600	27,300	32,900
Total operating costs and expenses	393,000	370,200	454,200	445,100	403,800	442,900	372,700	426,200	372,600	429,900
Income (loss) from operations	20,100	19,000	(76,100)	33,400	28,500	3,500	42,600	3,500	(14,200)	(92,500)
Non-operating income (expense):
Foreign currency exchange gains (losses)	(1,900)	(300)	2,100	200	(800)	(3,800)	(500)	1,600	(1,600)	2,500
Interest expense, net of capitalized interest	(22,900)	(23,800)	(22,800)	(22,300)	(24,400)	(20,800)	(23,900)	(23,600)	(23,700)	(25,900)
Interest income	7,800	7,900	7,700	8,000	7,800	7,200	8,300	8,000	8,800	10,400
Total non-operating income (expense)	(17,000)	(16,200)	(13,000)	(14,100)	(17,400)	(17,400)	(16,100)	(14,000)	(16,500)	(13,000)
Income (loss) from continuing operations before taxes, minority interest, and equity in earnings of unconsolidated affiliates	3,100	2,800	(89,100)	19,300	11,100	(13,900)	26,500	(10,500)	(30,700)	(105,500)
Provision (benefit) for income taxes	1,100	4,100	(13,000)	10,000	4,300	(3,200)	9,800	(14,700)	(2,100)	(54,200)
Minority interest in net income (loss) of consolidated subsidiaries	—	(900)	(1,300)	—	(500)	(1,300)	(900)	(1,300)	(500)	(1,200)
Equity in (earnings) losses of unconsolidated affiliates	—	(500)	—	400	(200)	400	(200)	400	—	(800)
Income (loss) from continuing operations before cumulative effect of change accounting principle	2,000	100	(74,800)	8,900	7,500	(9,800)	17,800	5,100	(28,100)	(49,300)
Discontinued operations
Income (loss) from discontinued operations	(900)	(9,400)	(24,000)	(42,300)	(33,400)	300	(23,500)	(11,200)	(24,300)	(35,200)
Income tax (benefit) provision	(300)	(3,600)	(9,400)	(16,200)	(12,700)	200	(9,000)	(4,400)	(9,800)	(13,700)
Income (loss) from discontinued operations	(600)	(5,800)	(14,600)	(26,100)	(20,700)	100	(14,500)	(6,800)	(14,500)	(21,500)
Income (loss) before cumulative effect of change in accounting principle	1,400	(5,700)	(89,400)	(17,200)	(13,200)	(9,700)	3,300	(1,700)	(42,600)	(70,800)
Cumulative effect of change in accounting principle, net of tax	100	(3,800)	—	—	—	—	—	—	—	—
Net income (loss)	1,500	(9,500)	(89,400)	(17,200)	(13,200)	(9,700)	3,300	(1,700)	(42,600)	(70,800)
Net income (loss) per share of common stock - basic and diluted:
Income (loss) from continuing operations	$0.02	$0.00	$(0.72)	$0.09	$0.07	$(0.09)	$0.17	$0.05	$(0.27)	$(0.47)
Income (loss) from discontinued operations	(0.01)	(0.06)	(0.14)	(0.25)	(0.20)	0.00	(0.14)	(0.07)	(0.14)	(0.21)
Cumulative effect of change in accounting principle	0.00	(0.03)	—	—	—	—	—	—	—	—
Net income (loss) - per share - basic and diluted	$0.01	$(0.09)	$(0.86)	$(0.16)	$(0.13)	$(0.09)	$0.03	$(0.02)	$(0.41)	$(0.68)

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE) (UNAUDITED)

SEGMENT REPORT:

	First Quarter			Second Quarter			Third Quarter		Fourth Quarter
	2003	2002	2001	2003	2002	2001	2002	2001	2002	2001
Net sales:
OSB	$194,500	$188,800	$165,100	$229,200	$194,800	$208,800	$173,000	$197,300	$170,700	$161,000
Composite Wood Products	88,700	86,300	64,600	100,800	101,800	98,100	90,000	90,800	77,200	65,500
Plastic Building Products	42,600	30,100	26,800	57,600	43,700	37,800	47,000	39,800	31,200	26,600
Engineered Wood Products	64,500	53,500	56,000	72,800	67,800	63,700	81,600	66,300	60,100	51,500
Other	26,700	43,900	39,500	25,600	40,100	36,900	36,700	44,100	26,700	42,900
Pulp	—	100	32,900	—	600	9,900	600	3,900	—	1,300
Less Intersegment Sales	(3,900)	(13,500)	(6,800)	(7,500)	(16,500)	(8,800)	(13,600)	(12,500)	(7,500)	(11,400)
Net sales	$413,100	$389,200	$378,100	$478,500	$432,300	$446,400	$415,300	$429,700	$358,400	$337,400

Operating profit (loss):
OSB	$13,800	$23,100	$(14,100)	$37,100	$25,000	$30,800	$8,000	$22,600	$5,000	$(11,100)
Composite Wood Products	9,700	10,800	800	10,500	17,600	13,700	9,600	8,800	7,100	4,200
Plastic Building Products	3,200	700	(2,700)	6,100	1,300	(300)	3,400	(400)	(400)	(2,400)
Engineered Wood Products	(1,000)	2,300	700	(1,100)	2,000	(1,300)	2,600	900	(1,700)	(700)
Other	3,300	3,800	(3,800)	(1,000)	1,900	(1,900)	1,100	2,600	1,100	2,800
Pulp	—	(1,300)	(12,800)	—	(2,300)	(6,300)	1,400	(4,900)	200	(3,300)
Other operating charges and credits	—	1,900	(6,400)	(25,400)	(1,500)	(10,000)	(2,600)	(8,500)	(27,300)	(32,900)
Gain (loss) on sale or impairment of long lived assets	12,500	(1,600)	(11,200)	29,200	5,800	(200)	38,800	2,000	18,300	(27,800)
General corporate and other expenses, net	(23,300)	(21,000)	(24,500)	(21,800)	(22,100)	(24,800)	(20,200)	(18,000)	(18,100)	(18,800)
Interest income (expense), net	(15,100)	(15,900)	(15,100)	(14,300)	(16,600)	(13,600)	(15,600)	(15,600)	(14,900)	(15,500)
Income (loss) before taxes, minority interest and equity in earnings of unconsolidated subsidiary	$3,100	$2,800	$(89,100)	$19,300	$11,100	$(13,900)	$26,500	$(10,500)	$(30,700)	$(105,500)

LOUISIANA-PACIFIC CORPORATION AND SUBSIDIARIES

(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE) (UNAUDITED)

OTHER INFORMATION:

	First Quarter			Second Quarter			Third Quarter		Fourth Quarter
	2003	2002	2001	2003	2002	2001	2002	2001	2002	2001
Depreciation, Amortization and Cost of Timber Harvested
OSB	$18,700	$20,900	$23,700	$17,300	$18,000	$23,900	$17,500	$24,800	$18,100	$23,400
Composite Wood Products	4,100	4,000	4,900	4,300	4,100	5,400	4,200	5,000	3,700	4,900
Plastic Building Products	1,700	1,300	1,200	1,900	1,600	1,300	1,700	1,200	1,600	1,400
Engineered Wood Products	4,000	4,200	3,500	3,600	4,100	3,800	4,200	4,600	4,600	3,800
Other	2,000	3,100	3,500	2,200	2,100	3,000	1,600	3,200	1,300	3,000
Pulp	—	—	1,600	—	—	600	—	400	—	400
Non-segment related	2,400	2,800	3,600	2,800	2,500	1,100	2,700	3,400	2,700	2,800
	$32,900	$36,300	$42,000	$32,100	$32,400	$39,100	$31,900	$42,600	$32,000	$39,700

Production Information
Oriented strand board, million square feet 3/8” basis	1,289	1,360	1,367	1,298	1,363	1,361	1,191	1,309	1,208	1,203

Wood-based siding, million square feet 3/8” basis	207	187	154	213	202	193	203	208	194	178

Composite Decking, thousand lineal feet	7,982	2,676	4,180	8,462	5,773	1,948	6,660	896	6,882	1,058

Vinyl Siding, squares	555	483	461	747	722	663	708	689	506	433

Engineered I-Joist, million lineal feet	21	18	14	21	23	23	24	21	19	13

Laminated veneer lumber (LVL), thousand cubic feet	2,204	2,016	1,694	2,551	2,277	2,079	2,116	1,914	1,985	1,237